Exhibit 19(b)

Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

TRANSAMERICA FUNDS

FOR THE PERIOD ENDED DECEMBER 31, 2024

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica Funds (the “Trust”) on Form N-CSR for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned hereby certifies that, to his knowledge:

(1)	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and;

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Marijn P. Smit	Date: March 4, 2025
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Joshua Durham	Date: March 4, 2025
Joshua Durham
Vice President, Chief Operating Officer and
Interim Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.